LOAN AGREEMENT

          This Loan Agreement (the “Agreement”) dated as of October 25, 2010, by and between SEASIDE NATIONAL BANK AND TRUST (“Lender”) and the Borrower described below.

          In consideration of the Loan described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Lender and Borrower agree as follows:

          1. DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto:

               Accounting Terms. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles (“GAAP”), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3(h) hereof.

               CD Account Agreement. CD Account Agreement means the Assignment and Pledge of Certificate(s) of Deposit executed by each of the Pledgors in favor of Lender dated even date therewith, together with all modifications and substitutions thereof.

               BlueCrest. BlueCrest shall have the meaning set forth in Section 2 hereof.

               Borrower. Bioheart, Inc., a Florida corporation

               Borrower’s Address. 13794 N.W. 4th Street, Suite 212, Sunrise, Florida 33325.

               Collateral. Collateral shall mean: (i) the Reserve Account; and (ii) the certificate of deposit accounts pledged by the Pledgors pursuant to the CD Account Agreements dated even date herewith.

               Hazardous Materials. Hazardous Materials include all materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos.

               Loan Documents. Loan Documents means this Loan Agreement, the Note, the CD Account Agreements, and all other documents, instruments, guarantees, letters of credit, certificates and agreements executed and/or delivered by Borrower, any guarantor or third party in connection with the Loan.

               Indebtedness. Indebtedness means the indebtedness evidenced by the Note or any other Loan Document, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower or Guarantor or any other borrower, guarantor, pledgor, obligor or accommodation party is responsible under this Agreement or under any of the Loan Documents, including any swap, option or forward obligations.

               Pledgors. Pledgors shall mean Daniel C. Marino, Jr. and Jason P. Taylor.

               Reserve Account. Reserve Account means the blocked account maintained by Borrower with Lender under account number 4000036923-1 (or any substitution thereof).

               Senior Loan Agreement. Senior Loan Agreement means the Loan and Security Agreement No. V07107 between Lender and BlueCrest dated May 31, 2007, as amended by that certain Amendment to the Loan and Security Agreement dated April 2, 2009, that certain Amendment No. 2 to Loan and Security Agreement dated as of July 1, 2009, and that certain Amendment No. 3 to Loan and Security Agreement dated as of December 31, 2009.

               Subordination Agreement. Subordination Agreement means the Subordination Agreement between Lender and BlueCrest dated on or about even date herewith.

          2. LOAN. Lender hereby agrees to make a loan (the “Loan”) to Borrower in the principal face amount of $980,000.00. The obligation to repay the Loan is evidenced by that certain promissory note dated even date herewith in the original principal amount of $980,000.00 (said promissory note, together with all renewals, extensions or rearrangements thereof being hereafter individually and collectively, as the case may be, referred to as the “Note”). All terms governing the repayment, interest rate and maturity date of the Loan shall be as set forth in the Note.

               Lender agrees and acknowledges that the right of the Lender to receive payments hereunder and under the other Loan Documents are subordinated to the rights of BlueCrest Venture Finance Master Fund Limited, as assignee of BlueCrest Capital Finance, L.P. (“BlueCrest”) to receive payments from the Borrower of all amounts (including, without limitation, principal, interest, and prepayment premiums, if any) under that Amended and Restated Promissory Note, dated as of December 31, 2009, made by Borrower in favor of BlueCrest, and the related Senior Loan Agreement by and between Borrower and BlueCrest pursuant to the terms of that certain Subordination Agreement between Lender and BlueCrest, dated as of October __, 2010; provided, that, the foregoing subordination is not applicable to, and Lender shall have the first priority lien and security interest in (i) the amounts held in the Reserve Account of Borrower with Lender (as further described in the Loan Agreement); (ii) Lender’s right to proceed against the certificates of deposit under the Certificate of Deposit pledged under the CD Account Agreements (as further described in the Loan Agreement); or (iii) Lender’s rights to proceed against any other Collateral to secure Borrower’s obligations hereunder and the other Loan Documents.

          3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as follows:

               (a) Good Standing. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida, and has the power and authority to own its property and to carry on its business in each jurisdiction in which Borrower does business.

               (b) Authority and Compliance. Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

               (c) Binding Agreement. This Agreement and the other Loan Documents executed by Borrower constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

               (d) Litigation. Except as referenced on Exhibit 3(d), there is no proceeding involving Borrower pending or, to the knowledge of Borrower, threatened before any court or governmental authority, agency or arbitration authority.

               (e) No Conflicting Agreements. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of Borrower and no provision of any existing agreement (including, without limitation, the Senior Loan Agreement and the Subordination Agreement), mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

               (f) Ownership of Assets. Borrower has good title to its assets, and its assets are free and clear of liens, except for the security interest of BlueCrest and except for any liens that might arise by contract or operation of law pursuant to intellectual property license agreements to which the Borrower is a party.

               (g) Taxes. All taxes and assessments due and payable by Borrower have been paid or are being contested in good faith by appropriate proceedings and the Borrower has filed all tax returns which it is required to file.

               (h) Financial Statements. The financial statements of Borrower heretofore delivered to Lender have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Borrower’s financial condition as of the date or dates thereof, and there has been no material adverse change in Borrower’s financial condition or operations since the date of the financial statements. All factual information furnished by Borrower to Lender in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Lender and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

               (i) Place of Business. Borrower’s chief executive office is located at 13794 N.W. 4th Street, Sunrise, Florida 33325.

               (j) Environmental. The conduct of Borrower’s business operations and the condition of Borrower’s property does not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

               (k) Continuation of Representations and Warranties. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any advance under any Loan.

          4. AFFIRMATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will, unless Lender consents otherwise in writing (and without limiting any requirement of any other Loan Document):

               (a) Existence and Compliance. Maintain its existence, good standing and qualification to do business, where required, and comply with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions.

               (b) Adverse Conditions or Events. Promptly advise Lender in writing of (i) any condition, event or act which comes to its attention that would or might materially adversely affect Borrower’s financial condition, reputation or operations or Lender’s rights under the Loan Documents, (ii) any litigation in excess of $50,000 is filed by or against Borrower, (iii) any event that has occurred that would constitute an event of default under any Loan Documents and (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of an aggregate of $10,000.00.

               (c) Taxes and Other Obligations. Pay all of its taxes, assessments and other obligations, including, but not limited to, taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

               (d) Maintenance. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like necessary for the operation of its business.

               (e)  Environmental Matters. Immediately advise Lender in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Borrower’s business operations; and (ii) all claims made or threatened by any third party against Borrower relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower shall immediately notify Lender of any remedial action taken by Borrower with respect to Borrower’s business operations. Borrower will not use or permit any other party to use any Hazardous Materials at any of Borrower’s places of business or at any other property owned by Borrower except such materials as are incidental to Borrower’s normal course of business, maintenance and repairs and which are handled in compliance with all applicable environmental laws. Borrower agrees to permit Lender, its agents, contractors and employees to enter and inspect any of Borrower’s places of business or any other property of Borrower at any reasonable times upon three (3) days prior notice for the purposes of conducting an environmental investigation and audit (including taking physical samples) to insure that Borrower is complying with this covenant and Borrower shall reimburse Lender on demand for the costs of any such environmental investigation and audit. Borrower shall provide Lender, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrower’s business operations within five (5) days of the request therefor.

               (f) Security. On even date herewith, Borrower shall pledge (or caused to be pledged) the Reserve Account to Lender, which account shall contain a minimum of three (3) months of interest payments on the outstanding principal amount due under the Note (as calculated by Lender in accordance with the terms of the Note). The Reserve Account shall serve as security for the Loan and Lender may setoff against such Reserve Account following an Event of Default. As additional security for the Note, Borrower shall cause the Pledgors to execute and deliver to Lender the CD Account Agreements.

               (g) Purpose. The proceeds of the Loan shall be used solely for Borrower’s working capital and the refinancing of existing indebtedness. The proceeds of the Loan shall not be used directly or indirectly for the purpose of purchasing or carrying “margin stock” as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or to reduce or retire indebtedness incurred for such purpose.

               (h) Accounts. Borrower covenants and agrees to maintain, at all times, the Reserve Account and its primary depository relationship with the Lender (i.e., primary operating accounts measured in terms of balances and activity as well as primary investment (dollars) and sweep accounts as primary investments, and sweep accounts measured in terms of balances).

          5. NEGATIVE COVENANTS. Until full payment and performance of all obligations of Borrower under the Loan Documents, Borrower will not, without the prior written consent of Lender (and without limiting any requirement of any other Loan Documents):

               (a) Transfer of Assets. Sell, lease, assign or otherwise dispose of or transfer any assets for less than reasonably equivalent value, except in the normal course of its business.

               (b) Change of Ownership. Other than by virtue of dilution, cause, permit, or suffer any change, direct or indirect, in the Pledgor’s ownership in the Borrower.

               (c) Character of Business. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted.

               (d) Management Change. Make any substantial change in its present executive or management personnel.

          6. DEFAULT. Borrower shall be in default under this Agreement and under each of the other Loan Documents if Borrower shall default in the payment of any amounts due and owing under the Loan or should Borrower and/or either Pledgor fail(s) to timely and properly observe, keep or perform any term, covenant, agreement or condition in any Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure debt, mortgage, assignment or other contract securing or evidencing payment of any indebtedness of Borrower to Lender or its affiliates, if any such failure is not cured within any applicable cure period. In addition, an Event of Default under the Senior Loan Agreement shall constitute a default under this Agreement. By their respective joinders herein, the Pledgors each acknowledges and agrees as follows (i) they consent to the terms of the Loan Documents, including this Agreement; (ii) in the event either Pledgor instructs Lender to liquidate his respective Collateral to be applied to the payments due under the Note in lieu of an actual payment being made, then such failure shall constitute an event of default by the Pledgor under the Collateral and Lender may, without further notice, proceed immediately to pursue all remedies thereunder notwithstanding whether any default by the Borrower then exists under the Loan Documents; (iii) the Lender may pursue all rights and remedies against the Collateral notwithstanding any terminology in the Loan Documents which may provide that the payments from the Borrower to Lender are (x) subordinated to BlueCrest; and/or (y) “suspended” or other similar technology; (iv) Pledgors are ultimately responsible to instruct Lender to liquidate their respective Collateral to cause the payments to be timely made under the Note notwithstanding any failure and/or restriction on the Borrower’s payment under the Note, regardless of any lack of payment by the Borrower to the Lender directly; and (v) all obligations of the Borrower to each Pledgor are subordinated in terms of payment and priority to the interests of Lender until the Indebtedness is paid in full.

          7. REMEDIES UPON DEFAULT. If an event of default shall occur, Lender shall, subject to the terms of the Subordination Agreement, have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity including, without limitation, the right to draw upon the certificate(s) of deposit, and accounts constituting the Collateral.

          8. NOTICES. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

Borrower:	Bioheart, Inc.
13794 N.W. 4th Street, Suite 212
Sunrise, Florida 33325
Attention: Mike Tomas

Lender:	Seaside National Bank & Trust
201 S. Orange Avenue, Suite 1350
Orlando, FL 32801

with copy to:	Ruden McClosky P.A.
4855 N. Technology Way, Suite 630
Boca Raton, FL 33431
Attention: Peter Blacklock, Esq.

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:

               (a) If sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. Mail, first class postage prepaid;

               (b) If sent by any other means, upon delivery or refusal of delivery.

          9. COSTS, EXPENSES AND ATTORNEYS’ FEES. Borrower shall pay to Lender immediately upon demand the full amount of all costs and expenses, including reasonable attorneys’ fees incurred by Lender in connection with (a) negotiation and preparation of this Agreement and each of the Loan Documents, and (b) all other costs and attorneys’ fees incurred by Lender for which Borrower is obligated to reimburse Lender in accordance with the terms of the Loan Documents.

          10. MISCELLANEOUS. Borrower and Lender further covenant and agree as follows, without limiting any requirement of any other Loan Document:

               (a) Cumulative Rights and No Waiver. Each and every right granted to Lender under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Lender, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Borrower expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or future notice or demand in similar or other circumstances.

               (b) Applicable Law. This Loan Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of Florida and applicable United States federal law.

               (c) Amendment. No modification, consent, amendment or waiver of any provision of this Loan Agreement, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specified instance and for the purpose for which given; provided that the parties may not modify the subordination provisions hereof without the prior written consent of BlueCrest. This Loan Agreement is binding upon Borrower, its successors and assigns, and inures to the benefit of Lender, its successors and assigns; however, no assignment or other transfer of Borrower’s rights or obligations hereunder shall be made or be effective without Lender’s prior written consent, nor shall it relieve Borrower of any obligations hereunder.

Excepting BlueCrest’s rights under the first sentence of this paragraph, there is no third party beneficiary of this Loan Agreement.

               (d) Documents. All documents, certificates and other items required under this Loan Agreement to be executed and/or delivered to Lender shall be in form and content satisfactory to Lender and its counsel.

               (e) Partial Invalidity. The unenforceability or invalidity of any provision of this Loan Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

               (f) Indemnification. Notwithstanding anything to the contrary contained in Section 10(g), Borrower shall indemnify, defend and hold Lender and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys’ fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, unless caused by the Lender’s gross negligence or willful misconduct.

               (g) Survivability. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding or the obligation of the Lender to make any Advances under the Line shall not have expired.

               (h) USA PATRIOT ACT. LENDER HEREBY NOTIFIES BORROWER THAT PURSUANT TO THE REQUIREMENTS OF THE USA PATRIOT ACT (TITLE III OF PUB. L. 107-56 (SIGNED INTO LAW OCTOBER 26, 2001) (THE “ACT”), LENDER IS REQUIRED TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES BORROWER, WHICH INFORMATION INCLUDES THE NAME AND ADDRESS OF BORROWER AND OTHER INFORMATION THAT WILL ALLOW LENDER TO IDENTIFY BORROWER IN ACCORDANCE WITH THE ACT.

          11. THIS PARAGRAPH, INCLUDING THE SUBPARAGRAPHS BELOW, IS REFERRED TO AS THE “DISPUTE RESOLUTION PROVISION.” THIS DISPUTE RESOLUTION PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

               (a) THIS DISPUTE RESOLUTION PROVISION CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN THE PARTIES, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, INCLUDING BUT NOT LIMITED TO CONTROVERSIES OR CLAIMS THAT ARISE OUT OF OR RELATE TO: (I) THIS AGREEMENT (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR (II) ANY DOCUMENT RELATED TO THIS AGREEMENT (COLLECTIVELY A “CLAIM”). FOR THE PURPOSES OF THIS DISPUTE RESOLUTION PROVISION ONLY, THE TERM “PARTIES” SHALL INCLUDE ANY PARENT CORPORATION, SUBSIDIARY OR AFFILIATE OF THE

LENDER INVOLVED IN THE SERVICING, MANAGEMENT OR ADMINISTRATION OF ANY OBLIGATION DESCRIBED OR EVIDENCED BY THIS AGREEMENT.

               (b) AT THE REQUEST OF ANY PARTY TO THIS AGREEMENT, ANY CLAIM SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U.S. CODE) (THE “ACT”). THE ACT WILL APPLY EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE.

               (c) ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE WITH THE ACT, THE THEN-CURRENT RULES AND PROCEDURES FOR THE ARBITRATION OF FINANCIAL SERVICES DISPUTES OF THE AMERICAN ARBITRATION ASSOCIATION OR ANY SUCCESSOR THEREOF (“AAA”), AND THE TERMS OF THIS DISPUTE RESOLUTION PROVISION. IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS DISPUTE RESOLUTION PROVISION SHALL CONTROL. IF AAA IS UNWILLING OR UNABLE TO (I) SERVE AS THE PROVIDER OF ARBITRATION OR (II) ENFORCE ANY PROVISION OF THIS ARBITRATION CLAUSE, THE LENDER MAY DESIGNATE ANOTHER ARBITRATION ORGANIZATION WITH SIMILAR PROCEDURES TO SERVE AS THE PROVIDER OF ARBITRATION.

               (d) THE ARBITRATION SHALL BE ADMINISTERED BY AAA AND CONDUCTED, UNLESS OTHERWISE REQUIRED BY LAW, IN ANY U.S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THIS CREDIT IS LOCATED OR IF THERE IS NO SUCH COLLATERAL, IN THE STATE SPECIFIED IN THE GOVERNING LAW SECTION OF THIS AGREEMENT. ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED FIVE MILLION DOLLARS ($5,000,000), UPON THE REQUEST OF ANY PARTY, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS. ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN NINETY (90) DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN THIRTY (30) DAYS OF THE CLOSE OF THE HEARING. HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL SIXTY (60) DAYS. THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD. THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND HAVE JUDGMENT ENTERED AND ENFORCED.

               (e) THE ARBITRATOR(S) WILL GIVE EFFECT TO STATUTES OF LIMITATION IN DETERMINING ANY CLAIM AND MAY DISMISS THE ARBITRATION ON THE BASIS THAT THE CLAIM IS BARRED. FOR PURPOSES OF THE APPLICATION OF ANY STATUTES OF LIMITATION, THE SERVICE ON AAA UNDER APPLICABLE AAA RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT. ANY DISPUTE CONCERNING THIS

ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S), EXCEPT AS SET FORTH AT SUBPARAGRAPH (H) OF THIS DISPUTE RESOLUTION PROVISION. THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS AGREEMENT.

               (f) THIS PARAGRAPH DOES NOT LIMIT THE RIGHT OF ANY PARTY TO: (I) EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (II) INITIATE JUDICIAL OR NON-JUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (III) EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (IV) ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES.

               (g) THE FILING OF A COURT ACTION IS NOT INTENDED TO CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE SUING PARTY, THEREAFTER TO REQUIRE SUBMITTAL OF THE CLAIM TO ARBITRATION.

               (h) ANY ARBITRATION OR TRIAL BY A JUDGE OF ANY CLAIM WILL TAKE PLACE ON AN INDIVIDUAL BASIS WITHOUT RESORT TO ANY FORM OF CLASS OR REPRESENTATIVE ACTION (THE “CLASS ACTION WAIVER”). REGARDLESS OF ANYTHING ELSE IN THIS DISPUTE RESOLUTION PROVISION, THE VALIDITY AND EFFECT OF THE CLASS ACTION WAIVER MAY BE DETERMINED ONLY BY A COURT AND NOT BY AN ARBITRATOR. THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE THAT THE CLASS ACTION WAIVER IS MATERIAL AND ESSENTIAL TO THE ARBITRATION OF ANY DISPUTES BETWEEN THE PARTIES AND IS NONSEVERABLE FROM THE AGREEMENT TO ARBITRATE CLAIMS. IF THE CLASS ACTION WAIVER IS LIMITED, VOIDED OR FOUND UNENFORCEABLE, THEN THE PARTIES’ AGREEMENT TO ARBITRATE SHALL BE NULL AND VOID WITH RESPECT TO SUCH PROCEEDING, SUBJECT TO THE RIGHT TO APPEAL THE LIMITATION OR INVALIDATION OF THE CLASS ACTION WAIVER. THE PARTIES ACKNOWLEDGE AND AGREE THAT UNDER NO CIRCUMSTANCES WILL A CLASS ACTION BE ARBITRATED.

               (i) BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS WAIVER OF JURY TRIAL SHALL REMAIN IN EFFECT EVEN IF THE CLASS ACTION WAIVER IS LIMITED, VOIDED OR FOUND UNENFORCEABLE. WHETHER THE CLAIM IS DECIDED BY ARBITRATION OR BY TRIAL BY A JUDGE, THE PARTIES AGREE AND UNDERSTAND THAT THE

EFFECT OF THIS AGREEMENT IS THAT THEY ARE GIVING UP THE RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

          12. NO ORAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives as of the date first above written.

BORROWER:

BIOHEART, INC., a Florida corporation

By:	/s/ Mike Tomas	(SEAL)

Name:	Mike Tomas

Title:	President & Chief Executive Officer

BANK:

SEASIDE	NATIONAL BANK & TRUST

By:	/s/ Roland Valdivieso	(SEAL)

Name:	Roland Valdivieso

Title:	Client Advisor

JOINDER

          The undersigned join into this Agreement to acknowledge, consent and agree to the provisions of Section 6 of this Agreement.

/s/Daniel C. Marino Jr.

Daniel C. Marino, Jr.

/s/Jason Taylor

Jason P. Taylor